U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 8, 2005


                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                            0-21743                    36-3680347
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(State or Other             (Commission File Number)          (IRS Employer
Jurisdiction                                                Identification No.)
Incorporation)


         2201 SECOND STREET, SUITE 402, FORT MYERS, FLORIDA           33901
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               (Address of Principal Executive Offices)            (Zip Code)

                                (239) - 337-3434
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              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On April 8, 2005, NeoMedia Technologies, Inc. ("NeoMedia") acquired from Loyaltypoint, Inc. ("Loyaltypoint") four issued United States patents, and two patent applications, one each in Europe and Japan.

         Following is a summary of each of the four issued patents:

      o U.S. 6,430,554 B1 covers technology that uses uniquely-coded objects, such as consumer goods to automatically generate an online search for information related to those objects or goods from a computer, PDA, mobile phone or other device;

      o U.S. 6,651,053 B1 is an extension of U.S. 6,430,554 B1, covering additional mechanisms for performing such searches using mobile devices;

      o U.S. 6,675,165 B1 covers uses of location-based technology to deliver content that is based both on a particular advertisement and the geographic location in which the advertisement is located; and

      o U.S. 6,766,363 B1 covers techniques for providing information to end users based on objects, goods or other items depicted in external media, such as video, audio, film or printed matter.

         In exchange for the patents and patent applications, NeoMedia paid $1,500,000 cash. NeoMedia will also pay Loyaltypoint a 10% royalty on all future licensing revenue earned by NeoMedia from the acquired patents.


          The patent purchase agreement is attached hereto as Exhibit 16.1, and NeoMedia's press release with respect to the acquisition is attached hereto as
Exhibit 16.2.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NeoMedia Technologies, Inc.
                                           (Registrant)


Date: April 12, 2005                       By:  /s/ Charles T. Jensen
      --------------                       -----------------------------------
                                           Charles T. Jensen, President, Chief
                                           Executive Officer, and Director

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                                  EXHIBIT INDEX

   EXHIBIT NO.     DESCRIPTION
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      16.1         Patent Purchase Agreement between NeoMedia and Loyaltypoint
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      16.2         Press release dated April 12, 2005
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